UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2016

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

Trustmark Corporation (Trustmark) held its annual shareholders’ meeting (Annual Meeting) on April 26, 2016. Five proposals were submitted to Trustmark’s shareholders, including two proposals to amend Trustmark’s articles of incorporation (to require majority voting in uncontested director elections and to eliminate cumulative voting in director elections), which are described in detail in Trustmark's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 14, 2016 (Proxy Statement). These amendments to the articles of incorporation were approved by Trustmark’s shareholders at the Annual Meeting and became effective on April 28, 2016.

In addition to the amendments to the articles of incorporation that the shareholders approved at the Annual Meeting, on April 26, 2016, the Board of Directors of Trustmark (Board) approved further amendments to the articles of incorporation that did not require shareholder approval under Mississippi law and also restated the articles of incorporation to consolidate all prior amendments into one document, all of which became effective April 28, 2016.

Below is a brief description of the substantive amendments that were made to Trustmark’s articles of incorporation that did not require shareholder approval.

1.

The Certificate of Designations for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, all shares of which have been previously acquired, redeemed and cancelled by Trustmark, was deleted in its entirety.

2.	Article Second was amended to change the duration of Trustmark from 99 years to a perpetual duration.

3.	Article Seventh was amended to update the registered agent information.

4.	Article Eighth was amended to remove references to the initial directors of Trustmark.

Certain additional nonsubstantive amendments were also made to the restated articles of incorporation.

The full text of Trustmark’s restated articles of incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Bylaws

Additionally, on April 28, 2016, upon effectiveness of the amendments to the articles of incorporation described above, an amendment and restatement of Trustmark’s bylaws became effective. Below is a brief description of the substantive amendments that were made to Trustmark’s bylaws.

1.	Paragraphs 7 and 9 of Article II and Paragraph 3 of Article III were amended to eliminate cumulative voting in the election of directors.

2.

Paragraph 9 of Article II was amended to provide for majority voting in uncontested director elections; provided that nominees for director will continue to be elected by plurality voting in contested director elections.

3.

Paragraph 9 of Article II was amended to provide that if a nominee who is an incumbent director is not elected at a shareholder meeting and no successor has been elected at the same meeting, such director will be required to tender his or her resignation to the Board for the Board’s consideration.

Certain additional nonsubstantive amendments were also made to the amended and restated bylaws.

The full text of Trustmark’s bylaws, as amended and restated, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 26, 2016, five proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement.  The final results for the votes regarding the proposals are set forth below.

Proposal #1:  Election of directors.

Trustmark’s shareholders elected the eleven directors named below to serve until the 2017 annual shareholders’ meeting or until their successors have been elected and qualified.  The votes cast for each of the eleven directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Withheld	Broker Non-Votes
Adolphus B. Baker	47,145,438	120,546	11,770,173
Tracy T. Conerly	47,132,606	133,378	11,770,173
Toni D. Cooley	47,127,515	138,469	11,770,173
Daniel A. Grafton	47,142,358	123,626	11,770,173
Gerard R. Host	46,322,165	943,819	11,770,173
John M. McCullouch	46,300,577	965,407	11,770,173
Harris V. Morrissette	47,142,455	123,529	11,770,173
Richard H. Puckett	46,288,694	977,290	11,770,173
R. Michael Summerford	46,309,014	956,970	11,770,173
LeRoy G. Walker, Jr.	47,120,932	145,052	11,770,173
William G. Yates III	44,357,538	2,908,446	11,770,173

Proposal #2:   Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement.  The votes regarding Proposal #2 were as follows:

For	Against	Abstentions	Broker Non-Votes
46,451,420	619,554	195,010	11,770,173

Proposal #3:   Ratification of the selection of Crowe Horwath LLP.

Trustmark’s shareholders ratified the selection of Crowe Horwath LLP as Trustmark’s independent auditors for the fiscal year ending December 31, 2016.  The votes regarding Proposal #3 were as follows:

For	Against	Abstentions
58,719,434	248,726	67,997

Proposal #4:   Approval of an amendment to Trustmark’s articles of incorporation to require majority voting in uncontested director elections.

Trustmark’s shareholders approved an amendment to Trustmark’s articles of incorporation to require majority voting in uncontested director elections.  The votes regarding Proposal #4 were as follows:

For	Against	Abstentions	Broker Non-Votes
46,997,371	114,644	153,969	11,770,173

Proposal #5:   Approval of an amendment to Trustmark’s articles of incorporation to eliminate cumulative voting in director elections.

Trustmark’s shareholders approved an amendment to Trustmark’s articles of incorporation to eliminate cumulative voting in director elections.  The votes regarding Proposal #5 were as follows:

For	Against	Abstentions	Broker Non-Votes
45,419,467	1,634,408	212,109	11,770,173

8.01. Other Events.

Trustmark Corporation President and CEO, Gerard R. Host, made a presentation at the Annual Meeting held in the Trustmark Conference Center at the Mississippi Sports Hall of Fame, located at 1152 Lakeland Drive, Jackson, Mississippi on Tuesday, April 26, 2016, at 2:00 p.m. Central Time.  A copy of the presentation is attached as Exhibit 99.1.

Trustmark Corporation is a financial services company providing banking and financial solutions through approximately 200 offices in Alabama, Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Louis E. Greer, Treasurer and Principal Financial Officer (601-208-2310), and F. Joseph Rein, Jr., Senior Vice President (601-208-6898). Trustmark’s media contact is Melanie A. Morgan, Senior Vice President (601-208-2979).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
3.1 3.2 99.1

Restated Articles of Incorporation of Trustmark Corporation, as restated April 28, 2016

Bylaws of Trustmark Corporation, as amended and restated April 28, 2016

Presentation for the Annual Meeting of Shareholders by Gerard R. Host on April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	May 2, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
3.1 3.2 99.1

Restated Articles of Incorporation of Trustmark Corporation, as restated April 28, 2016

Bylaws of Trustmark Corporation, as amended and restated April 28, 2016

Presentation for the Annual Meeting of Shareholders by Gerard R. Host on April 26, 2016